EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

EXCHANGE ACT RULES 13a-14(a) and 15d-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. Conley, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Know Labs, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: December 9, 2024

/s/ Peter J. Conley
Peter J. Conley
Chief Financial Officer (Principal Financial and Accounting Officer)